SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                        Date of Report: May 25, 2005

                   ADVANCED 3-D ULTRASOUND SERVICES, INC.
              (Exact Name of Small Business Issuer in Its Charter)

       Florida                       0-25097                  65-078-3722
(State or other jurisdiction       (Commission               (IRS Employer
    Incorporation)                 File Number)            Identification No.)


                   7732 N. Mobley Drive, Odessa, Florida 33556
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (813) 926-3298
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Item 8.

Registrant has entered into a Letter of Intent to acquire Professional Technical Systems, Inc. ("PTS"). Subject to the due diligence of both parties and the execution of a definitive agreement. Registrant anticipates that in connection with the transaction PTS shareholders will receive one Advanced 3-D Ultrasound, Inc. common share for every PTS common share held.


Item 9.  Exhibits and Reports on Form 8-K

                                                                Attached to and
99.1      Letter of Intent......................................Filed Herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ADVANCED 3-D ULTRASOUND SERVICES, INC.
                                   (Registrant)

Dated: May 25, 2005                By: /s/ David Weintraub
                                      --------------------------
                                      David Weintraub
                                      President
                                      Chief Executive Officer
                                      Chief Financial Officer